SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNITED COMMUNITY FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting

to be Held on May 27, 2014

April 17, 2014

Dear United Community Financial Corp. Shareholder,

The 2014 Annual Meeting of Shareholders of United Community Financial Corp. (UCFC) will be held at 10:00 a.m. Eastern Time on May 27, 2014 at Mr. Anthony’s, 7440 South Avenue, Boardman, Ohio. The Annual Meeting is for the purpose of considering and acting upon the following:

1.	To re-elect two directors of UCFC for terms expiring in 2017;

2.	To hold an advisory vote on executive compensation;

3.	To ratify the selection of Crowe Horwath LLP as the auditors of UCFC for the current fiscal year; and

to transact such other business as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Only shareholders of record at the close of business on April 7, 2014 will be entitled to vote at the Annual Meeting.

The Board of Directors recommends a vote “FOR” proposals 1, 2 and 3 above.

You may access the following proxy materials on the internet at http://www.cfpproxy.com/4576: (i) the 2013 Annual Report to Shareholders and (ii) the Annual Meeting Proxy Statement.

You may vote by Internet, by phone, by mail or in person. If you wish to vote by Internet or by phone, you will need your Shareholder Control Number, which can be found in the bottom right hand corner of this notice and the web address, https://www.rtcoproxy.com/ucfc, and/or the toll-free phone number, 855-815-8220. No other personal information will be required in order to vote in this manner. If you request a paper copy of these documents and the proxy card in accordance with the instructions below and wish to vote by mail, simply cast your vote on the proxy card and sign and return it in the accompanying Business Reply Envelope. You may also vote in person at the Annual Meeting. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of Common Shares, evidence of your ownership of United Community Financial Corp. Common Shares as of the close of business on the record date. We ask that you cast your vote promptly. Thank you for your continued support.

If you would like a paper copy of the proxy materials mailed to you, you may request one:

•	by calling 800-951-2405 (please have on hand your Shareholder Control Number, which is printed at the bottom of this notice), or

•	by sending an email to fulfillment@rtco.com and by inserting your Shareholder Control Number in the subject line, or

•	by making your request online at http://www.cfpproxy.com/4576 and inserting you Shareholder Control Number when prompted.

You will have the opportunity to make your request for paper copies apply to all future annual shareholder meetings (which you may later revoke at any time) or only for the 2014 Annual Shareholders Meeting. There is no charge to you for requesting a paper copy. Please make your request for a copy of these reports by May 13, 2014 to ensure delivery before the shareholder meeting.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shareholder Control Number: